JOINT FILER INFORMATION

Name:	Quintana Capital Group GP, Ltd.

Address:	601 Jefferson Street
Suite 3600
Houston, TX 77002

Designated Filer:	Quintana Capital Group GP, Ltd.

Issuer and Ticker Symbol:	Genesis Energy, L.P. [GEL]

Date of Event
Requiring Statement:	08/04/2011

QUINTANA CAPITAL GROUP GP, LTD.

By:	/s/ Steve Putman
Steve Putman, Managing Director

JOINT FILER INFORMATION

Name:	Quintana Energy Partners II, L.P.

Address:	601 Jefferson Street
Suite 3600
Houston, TX 77002

Designated Filer:	Quintana Capital Group GP, Ltd.

Issuer and Ticker Symbol:	Genesis Energy, L.P. [GEL]

Date of Event
Requiring Statement:	08/04/2011

QUINTANA ENERGY PARTNERS II, L.P.

By:	Quintana Capital Group II, L.P.,
its general partner

By:	Quintana Capital Group GP, Ltd.,
its general partner

By:	/s/ Steve Putman
Steve Putman, Managing Director

JOINT FILER INFORMATION

Name:	QEP II Genesis TE Holdco, LP

Address:	601 Jefferson Street
Suite 3600
Houston, TX 77002

Designated Filer:	Quintana Capital Group GP, Ltd.

Issuer and Ticker Symbol:	Genesis Energy, L.P. [GEL]

Date of Event
Requiring Statement:	08/04/2011

QEP II GENESIS TE HOLDCO, LP

By:	Quintana Capital Group II, L.P.,
its general partner

By:	Quintana Capital Group GP, Ltd.,
its general partner

By:	/s/ Steve Putman
Steve Putman, Managing Director

JOINT FILER INFORMATION

Name:	Quintana Capital Group II, L.P.

Address:	601 Jefferson Street
Suite 3600
Houston, TX 77002

Designated Filer:	Quintana Capital Group GP, Ltd.

Issuer and Ticker Symbol:	Genesis Energy, L.P. [GEL]

Date of Event
Requiring Statement:	08/04/2011

QUINTANA CAPITAL GROUP II, L.P.

By:	Quintana Capital Group GP, Ltd.,
its general partner

By:	/s/ Steve Putman
Steve Putman, Managing Director

JOINT FILER INFORMATION

Name:	QEP Management Co. GP, LLC

Address:	601 Jefferson Street
Suite 3600
Houston, TX 77002

Designated Filer:	Quintana Capital Group GP, Ltd.

Issuer and Ticker Symbol:	Genesis Energy, L.P. [GEL]

Date of Event
Requiring Statement:	08/04/2011

QEP MANAGEMENT CO. GP, LLC

By:	/s/ Steve Putman
Steve Putman, Authorized Person

JOINT FILER INFORMATION

Name:	QEP Management Co., L.P.

Address:	601 Jefferson Street
Suite 3600
Houston, TX 77002

Designated Filer:	Quintana Capital Group GP, Ltd.

Issuer and Ticker Symbol:	Genesis Energy, L.P. [GEL]

Date of Event
Requiring Statement:	08/04/2011

QEP MANAGEMENT CO., L.P.

By:	QEP Management Co. GP, LLC,
its general partner

By:	/s/ Steve Putman
Steve Putman, Authorized Person

JOINT FILER INFORMATION

Name:	Q GEI Holdings, LLC

Address:	601 Jefferson Street
Suite 3600
Houston, TX 77002

Designated Filer:	Quintana Capital Group GP, Ltd.

Issuer and Ticker Symbol:	Genesis Energy, L.P. [GEL]

Date of Event
Requiring Statement:	08/04/2011

Q GEI HOLDINGS, LLC

By:	/s/ Steve Putman
Steve Putman, Authorized Person